             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                         FORM 8-K/A
              AMENDMENT NO. 1 TO CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 1, 1996



                   DYNATRONICS CORPORATION
   (Exact name of registrant as specified in its charter)



     Utah                  0-12697             87-0398434
(State or other       (Commission File        (IRS Employer
 jurisdiction              Number)            Identification
of incorporation)                                  No.)


                   7030 Park Centre Drive
                 Salt Lake City, Utah  84121
                       (801) 568-7000
    (Address of principal executive offices and Zip Code
        Registrant's telephone number with area code)



 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     (Former name, former address & former fiscal year,
                if changed since last report)

This Amendment No. 1 supplements the Company's current report on Form 8-K dated as of May 1, 1996 and filed with the Securities and Exchange Commission on May 16, 1996 to submit the pro forma financial information required by Article 11 of Regulation S-X.

Item 7.  Financial Statements and Exhibits.

     (b) Pro Forma Financial Information. The Company submits the following pro forma financial information:

     Unaudited Pro Forma Combined Balance Sheets of
     Dynatronics Corporation and Superior Orthopaedic
     Supplies, Inc. as of March 31, 1996.

     Unaudited Pro Forma Combined Income Statements of
     Dynatronics Corporation and Superior Orthopaedic
     Supplies, Inc. for the nine-month period ended March 31, 1996.

     Unaudited Pro Forma Combined Income Statements of
     Dynatronics Corporation and Superior Orthopaedic
     Supplies, Inc. for the year ended June 30, 1995.

                        INTRODUCTION

     On May 1, 1996, Dynatronics Corporation purchased most of the assets and assumed some of the liabilities of Superior Orthopaedic Supplies, Inc. The total purchase price was approximately $1,725,000 which included $550,000 in cash, a $550,000 promissory note, 440,000 shares of Dynatronics common stock, and approximately $340,000 in assumed debts of Superior. The assets purchased included accounts receivable, inventory, fixed assets, goodwill, and certain rights in the continuation of the business established by Superior.

     The Pro Forma Statements herein filed illustrate what effect the purchase transaction would have had on Dynatronics assuming the transaction took place on March 31, 1996 for the balance sheet presentation, and at the beginning of the period for the income statement presentations for the nine months ended March 31, 1996 and the fiscal year ended June 30, 1995. The presentations show Dynatronics' and Superior's historical results individually for the periods indicated, and then adjustments are shown allowing for the purchase transaction to arrive at a combined balance sheet or income statement. Adjustments in the pro forma income statements include expenses for amortization, depreciation, interest etc. Explanatory notes are attached.

[CAPTION]

                            DYNATRONICS CORPORATION and SUPERIOR ORTHOPAEDIC SUPPLIES, INC.
                                 Unaudited Pro Forma Condensed Combined Balance Sheets
                                                   March 31, 1996

                                                                     Historical              Pro Forma
                                                              ----------------------   ----------------------
                                     ASSETS                   Dynatronics   Superior   Adjustments   Combined
                                                              -----------   --------   -----------   --------
Current assets:
   Cash and cash equivalents                                   $1,137,075         -      (699,823)n    437,252
   Trade accounts receivable, less allowance for
          doubtful accounts                                     1,360,911    289,071           -     1,649,982
   Income tax refund receivable                                        -          -            -            -
   Related party and other receivables                             12,369     54,077           -        66,446
   Inventories                                                  1,476,752    275,029           -     1,751,781
   Prepaid expenses and other current assets                       49,866      1,414       (1,414)b     49,866
   Deferred tax asset-current                                     135,310         -            -       135,310
                                                               ----------   --------    ----------  ----------
          Total current assets                                  4,172,283    619,591     (701,237)   4,090,637

   Net property and equipment                                   2,568,682      6,696       69,865 c  2,645,243
   Excess of cost over book value of assets
       acquired, net of accumulated amortization                  151,430         -     1,166,778 i  1,318,208
   Deferred tax asset-noncurrent                                  196,415         -            -       196,415
   Other assets                                                   423,948         -            -       423,948
                                                               ----------   --------    ---------   ----------
                                                               $7,512,758    626,287      535,406    8,674,451
                                                               ==========   ========    =========   ==========

            LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Current installments of long-term debt                     $   107,153      3,999       35,380 d    146,532
   Current installments of capital lease obligations               25,499         -            -        25,499
   Notes payable to bank                                               -      57,000      (57,000)e         -
   Notes payable to related parties                                    -      82,505      (82,505)f         -
   Accounts payable                                               121,656    225,693      100,000 g    447,349
   Accrued expenses                                               333,290      3,873       (3,873)b    333,290
   Income taxes payable                                            40,966      4,900       (4,900)b     40,966
                                                              -----------   --------    ----------   ---------
          Total current liabilities                               628,564    377,970      (12,898)     993,636

Long-term debt, excluding current installments                  2,005,331      6,319      504,302 d  2,515,952
Capital lease obligations, excluding current installments           6,748         -            -         6,748
Deferred compensation                                             347,700         -            -       347,700
                                                              -----------   --------    ----------   ---------
          Total long-term liabilities, excluding current
          installments                                          2,359,779      6,319      504,302    2,870,400
                                                              -----------   --------    ----------   ---------
          Total  liabilities                                    2,988,343    384,289      491,404    3,864,036

Stockholders' equity:
   Common stock, no par value                                   1,695,204      2,058      283,942 h  1,981,204
   Retained earnings                                            2,829,211    239,940     (239,940)b  2,829,211
                                                              -----------   --------    ----------   ---------
          Total stockholders' equity                            4,524,415    241,998       44,002    4,810,415
                                                              -----------   --------    ----------   ---------

                                                              $ 7,512,758    626,287      535,406    8,674,451
                                                              ===========   ========    ==========   =========


[CAPTION]

                            DYNATRONICS CORPORATION and SUPERIOR ORTHOPAEDIC SUPPLIES, INC.
                                Unaudited Pro Forma Condensed Combined Income Statements
                                            Nine months ended March 31, 1996

                                                           Historical                  Pro Forma
                                                     -----------------------    -------------------------
                                                     Dynatronics    Superior    Adjustments      Combined
                                                     -----------    --------    -----------      --------
Net sales                                         $    4,958,410    1,561,690            -       6,520,100
Cost of sales                                          2,638,708    1,095,273            -       3,733,981
                                                     -----------  -----------   -----------    -----------
     Gross profit                                      2,319,702      466,417            -       2,786,119

Selling, general, and administrative expenses          1,454,019      392,407            -       1,846,426
Amortization of goodwill from acquisition                     -            -         58,339 i       58,339
Depreciation on assets acquired from Superior                 -            -         11,484 j       11,484
Research and development expenses                        426,515           -             -         426,515
                                                     -----------  -----------   -----------    -----------
     Operating income                             $      439,168       74,010       (69,823)       443,355


Other income (expense):
   Interest income                                        29,111           -             -          29,111
   Interest expense                                     (116,949)      (7,405)      (26,082)k     (150,436)
   Other income, net                                     125,864        2,828            -         128,692
   Write-off of ITEC note receivable                    (228,824)          -             -        (228,824)
                                                     -----------  -----------   -----------    -----------
     Total other income (expense)                       (190,798)      (4,577)      (26,082)      (221,457)

     Income before income taxes                          248,370       69,433       (95,905)       221,898

Income tax expense (benefit)                              29,047        4,100       (14,563)l       18,584
                                                     -----------  -----------   -----------    -----------
     Net income                                   $      219,323       65,333       (81,342)       203,314
                                                     ===========  ===========   ===========    ===========


Net income per common share and common
  share equivalents:                              $         0.03                                      0.02
                                                     ===========                               ===========

Weighted average number of common shares
  and common share equivalents outstanding             7,964,438                            m    8,404,438


[CAPTION]

                            DYNATRONICS CORPORATION and SUPERIOR ORTHOPAEDIC SUPPLIES, INC.
                                Unaudited Pro Forma Condensed Combined Income Statements
                                                Year ended June 30, 1995

                                                            Historical                  Pro Forma
                                                     -----------------------    -------------------------
                                                     Dynatronics    Superior    Adjustments      Combined
                                                     -----------    --------    -----------      --------
Net sales                                         $    6,112,241    2,021,189            -       8,133,430
Cost of sales                                          3,518,076    1,504,705            -       5,022,781
                                                     -----------  -----------   -----------    -----------
     Gross profit                                      2,594,165      516,484            -       3,110,649

Selling, general, and administrative expenses          1,704,723      469,624            -       2,174,347
Amortization of goodwill from acquisition                     -            -         77,785 i       77,785
Depreciation on assets acquired from Superior                 -            -         15,312 j       15,312
Research and development expenses                        566,891           -             -         566,891
                                                     -----------  -----------   -----------    -----------
     Operating income                                    322,551       46,860       (93,097)       276,314


Other income (expense):
   Interest income                                        17,566           -             -          17,566
   Interest expense                                     (164,925)      (6,237)      (37,252)k     (208,414)
   Other income, net                                     184,378        2,958            -         187,336
                                                     -----------  -----------   -----------    -----------
     Total other income (expense)                         37,019       (3,279)      (37,252)        (3,512)

     Income before income taxes                          359,570       43,581      (130,349)       272,802

Income tax expense (benefit)                             142,487        2,500       (37,061)l      107,926
                                                     -----------  -----------   -----------    -----------
     Net income                                   $      217,083       41,081       (93,288)       164,876
                                                     ===========  ===========   ===========    ===========

Net income per common share and common
  share equivalents:                              $         0.03                                      0.02
                                                     ===========                               ===========

Weighted average number of common shares
  and common share equivalents outstanding             7,928,818                            m    8,368,818


         DYNATRONICS CORPORATION and SUPERIOR ORTHOPAEDIC SUPPLIES, INC.
                 Notes and Assumptions to Pro Forma Statements

(a) Pro Forma Statements are based on the assumption that the asset acquisition was consummated at the beginning of the period in the income statements and assumes the acquisition was consummated at the end of the period in the balance sheet.

(b) Elimination entries, items were not included as assets purchased or liabilities assumed.

(c) Fixed assets valued at $76,561 were acquired in the transaction.

(d) A $550,000 note was given to Superior Shareholders, of which $39,379 is a current liability, and $510,621 is a long term liability. The $10,318 note payable to the bank ($3,999 current and $6,319 long-term), was assumed and paid off.

(e) $57,000 note payable to the bank was assumed and paid off in the acquisition transaction.

(f) Notes payable to Allen Hughes, Tom Hughes and H & K assumed and paid off.

(g) Pro Forma statements assume that all accounts payable were assumed in the acquisition. The pro forma balance sheet is adjusted for accounts payable in the amount of $100,000 for estimated capital acquisition costs.

(h) Dynatronics issued 440,000 shares of its common stock valued at $286,000 to Superior Shareholders. The common stock of Superior was eliminated.

(i) Goodwill of $1,166,778 which includes $100,000 of capitalized acquisition costs is amortized over 15 years.

(j) An estimated average 5 year straight line life is assumed on all assets acquired.

(k) The interest expense on the $550,000 note given to Superior Shareholders, is calculated at an interest rate of 7% and amortized over 10 years with a balloon payment at April 30, 1999.

(l) Superior was a sub-chapter S Corporation taxed at the owners level for federal income taxes, under Dynatronics ownership, federal income taxes are payable at the corporation level.

(m)  1,000 shares of Superior stock were eliminated.
     440,000 shares of Dynatronics stock were issued in the asset purchase.

(n) Cash payments include $550,000 to Superior Shareholders at closing, $10,318 paid to bank (see note d), $57,000 paid to bank (see note e), and $82,505 paid to note holders (see note f).

(o) The above proforma statements do not purport to be indicative of the financial position or results which actually would have occurred had the acquisition been made on July 1, 1995 or subsequent to that date.

                          SIGNATURE


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                    Dynatronics Corporation




                    By: /s/ Kelvyn H. Cullimore, Jr.
                        ---------------------------------
                        Kelvyn H. Cullimore, Jr.,
                        President and CEO


                    Dated:     July 15, 1996
                          -------------------------------